UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2026

T. Rowe Price OHA Select Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01561	88-6521578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue, 16th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 326-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On October 8, 2026, T. Rowe Price OHA Select Private Credit Fund (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders considered two proposals described in the Company’s proxy statement filed on September 9, 2026. The issued and outstanding common shares of the Company entitled to vote at the Annual Meeting consisted of 62,473,382 common shares outstanding on the record date, September 8, 2026. The final results of the voting on the matters submitted to shareholders at the Annual Meeting are set forth below.

Proposal 1: By the votes shown below, the shareholders elected the nominees for trustees. Each trustee will serve until the 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified. The election of each nominee required a plurality of the votes cast by all shareholders present, virtually or by proxy, at the Annual Meeting, meaning that the nominees who received the highest number of affirmative votes were elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” affected the outcome of the proposal, although they were considered present for the purpose of determining the presence of a quorum.

Name	Votes For	Votes Withheld	Broker Non-Votes
Eric Muller	36,107,925	10,669	782,807
Alan M. Schrager	35,867,660	250,934	782,807
Kathleen M. Burke	35,327,840	790,754	782,807
Mark Manoff	35,562,417	556,177	782,807
Jonathan Morgan	35,568,105	550,489	782,807

Proposal 2: By the vote shown below, the shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Approval of Proposal 2 required a majority of the votes cast by all shareholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,891,648	(0)	9,753	(0)

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price OHA Select Private Credit Fund

Date: October 13, 2026	By:	/s/ Grove Stafford
	Name:	Grove Stafford
	Title:	Chief Compliance Officer and Secretary